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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 5, 2004


                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                            0-27168                 95-4102687
    --------                            -------                 ----------
(state or other juris-                (Commission             (I.R.S. Employer
diction of incorporation)             File Number)          (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                           10018
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (b) Exhibits

          99.1  Press Release, dated May 5, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On May 5, 2004, the Registrant issued a press release regarding its results of operations for its fiscal first quarter ended March 31, 2004. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

          The information furnished herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIEWPOINT CORPORATION


                                   /s/ William H. Mitchell
                                   -----------------------
                                   William H. Mitchell
                                   Chief Financial Officer


Dated:  May 11, 2004